Exhibit 10.04

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of November 29, 2004, is entered into by and among CHELSEY FINANCE, LLC, a Delaware limited liability company (“Lender”), BRAWN OF CALIFORNIA, INC., a California corporation (“Brawn”), GUMP’S BY MAIL, INC., a Delaware corporation (“GBM”), GUMP’S CORP., a California corporation (“Gump’s”), HANOVER REALTY, INC., a Virginia corporation (“Hanover Realty”), THE COMPANY STORE FACTORY, INC., a Delaware corporation (“TCS Factory”), THE COMPANY OFFICE, INC., a Delaware corporation (“TCS Office”), SILHOUETTES, LLC, a Delaware limited liability company (“Silhouettes LLC”), HANOVER COMPANY STORE, LLC, a Delaware limited liability company (“HCS LLC”), DOMESTICATIONS, LLC, a Delaware limited liability company (“Domestications LLC”), KEYSTONE INTERNET SERVICES, LLC, a Delaware limited liability company (“KIS LLC”), and THE COMPANY STORE GROUP, LLC, a Delaware limited liability company (“CSG LLC” and, together with Brawn, GBM, Gump’s, Hanover Realty, TCS Factory, TCS Office, Silhouettes LLC, HCS LLC, Domestications LLC and KIS LLC, collectively, “Borrowers” and each, individually, a “Borrower”). Terms used but not defined herein shall have the meanings assigned to such terms in the Loan and Security Agreement, dated July 8, 2004 (the “Loan Agreement”), by and among Lender and Borrowers.

W I T N E S S E T H:

WHEREAS, Borrowers and Lender wish to amend the Loan Agreement to clarify that the quarterly principal payments referenced therein are at the option of the Borrowers; and

WHEREAS, Lender is willing to enter into such amendment to the extent set forth herein.

NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Amendments. Each of the following amendments to the Loan Agreement shall be effective as of July 8, 2004:

(a)      Section 2.4(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Subject to the terms and conditions of this Agreement, the Borrowers may prepay the Term Loan, in whole or in part, at any time prior to an Event of Default, without payment of any separate prepayment premium or prepayment penalty. Any amounts paid or prepaid in respect of the Term Loan may not be thereafter reborrowed.”

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(b)      The first paragraph of Section 2.5(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Borrowers may, at their option, make payments of principal in cash in respect of the Obligations of up to the full amount of the Obligations on the final Business Day of each fiscal quarter of Hanover and its Subsidiaries commencing with the fiscal quarter of Hanover and its Subsidiaries ending September 25, 2004, but only to the extent that each of the following shall remain true following such payment of amount:”

2.   Representations, Warranties and Covenants. In order to induce Lender to amend the Loan Agreement as set forth herein, Borrowers hereby, jointly and severally, represent, warrant and covenant to and in favor of Lender, that no Event of Default or event which with notice or passage of time or both, would constitute an Event of Default shall exist or have occurred and be continuing.

3.   Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.

4.   Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to principles of conflict of laws.

5.   Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

6.   Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

CHELSEY FINANCE, LLC

By:	/s/ William Wachtel
Name: Title:	William Wachtel Manager

BRAWN OF CALIFORNIA, INC.

By:	/s/ Steve Seymour
Name: Title:	Steven Seymour President

GUMP’S BY MAIL, INC.

By:	/s/ Jed Pogran
Name: Title:	Jed Pogran President

GUMP’S CORP.

By:	/s/ Jed Pogran
Name: Title:	Jed Pogran President

HANOVER REALTY, INC.

By:	/s/ Doug Mitchell
Name: Title:	Doug Mitchell President

HANOVER COMPANY STORE, LLC

By:	/s/ Charles E. Blue
Name: Title:	Charles E. Blue President

KEYSTONE INTERNET SERVICES, LLC

By:	/s/ Charles E. Blue
Name: Title:	Charles E. Blue Vice President

THE COMPANY STORE GROUP, LLC

By:	/s/ Charles E. Blue
Name: Title:	Charles E. Blue President

DOMESTICATIONS, LLC

By:	/s/ Charles E. Blue
Name: Title:	Charles E. Blue Vice President

SILHOUETTES, LLC

By:	/s/ Charles E. Blue
Name: Title:	Charles E. Blue President

THE COMPANY OFFICE, INC.

By:	/s/ David Pipkorn
Name: Title:	David Pipkorn President

THE COMPANY STORE FACTORY, INC.

By:	/s/ David Pipkorn
Name: Title:	David Pipkorn President